UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21423

                               The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi	Kevin V. Dreyer	Barbara G. Marcin	Robert D. Leininger, CFA	Jeffrey J. Jonas, CFA
Chief Investment Officer	Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Portfolio Manager BA, University of Virginia MBA, Graduate School of Business, Harvard University	Portfolio Manager BA, Amherst College MBA, Wharton School, University of Pennsylvania	Portfolio Manager BS, Boston College

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was 12.7%, compared with a total return of 12.0% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was 16.5%. The Fund’s NAV per share was $22.30 while the price of the publicly traded shares closed at $20.04 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)				Since Inception (11/28/03)
	1 Year	5 Year	10 Year
Gabelli Dividend & Income Trust NAV Total Return (b)	12.70%	12.15%	5.95%	7.81%
Investment Total Return (c)	16.47	13.07	6.83	7.45
S&P 500 Index	11.96	14.66	6.95	8.11
Dow Jones Industrial Average	16.37	12.86	7.48	8.22
Nasdaq Composite Index	8.92	17.16	9.58	9.27
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and adjustment for the spin-off and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions and adjustment for the spin-off. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2016:

The Gabelli Dividend & Income Trust

Financial Services	17.8%
Food and Beverage	12.8%
Health Care	8.0%
Energy and Utilities: Oil	6.5%
U.S. Government Obligations	6.2%
Retail	4.7%
Telecommunications	4.3%
Diversified Industrial	4.2%
Consumer Products	3.3%
Automotive: Parts and Accessories	2.1%
Energy and Utilities: Services	2.1%
Entertainment	2.1%
Aerospace	1.9%
Energy and Utilities: Integrated	1.9%
Business Services	1.7%
Environmental Services	1.7%
Equipment and Supplies	1.7%
Specialty Chemicals	1.7%
Electronics	1.6%
Energy and Utilities: Natural Gas	1.4%
Machinery	1.4%
Cable and Satellite	1.3%
Computer Software and Services	1.3%

Building and Construction	1.2%
Metals and Mining	1.1%
Automotive	0.7%
Broadcasting	0.7%
Transportation	0.7%
Computer Hardware	0.6%
Aviation: Parts and Services	0.4%
Communications Equipment	0.4%
Energy and Utilities: Electric	0.4%
Energy and Utilities: Water	0.4%
Hotels and Gaming	0.4%
Real Estate	0.4%
Energy and Utilities	0.3%
Consumer Services	0.2%
Wireless Communications	0.2%
Paper and Forest Products	0.1%
Publishing	0.1%
Agriculture	0.0%*

100.0%

Short Positions
Diversified Industrial	(0.1)%

*	Amount represents less than 0.05%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend & Income Trust

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 92.4%
	Aerospace — 1.7%
34,000	Kaman Corp.	$675,256	$1,663,620
104,000	Rockwell Automation Inc.	4,480,794	13,977,600
1,507,000	Rolls-Royce Holdings plc	11,374,835	12,406,349
69,322,000	Rolls-Royce Holdings plc, Cl. C†	85,099	85,433
80,000	The Boeing Co.	6,011,773	12,454,400

		22,627,757	40,587,402

	Agriculture — 0.0%
2,000	Bunge Ltd.	128,286	144,480

	Automotive — 0.7%
275,000	Ford Motor Co.	3,999,090	3,335,750
45,000	General Motors Co.	1,675,166	1,567,800
263,000	Navistar International Corp.†	6,783,164	8,250,310
80,000	PACCAR Inc.	3,526,656	5,112,000

		15,984,076	18,265,860

	Automotive: Parts and Accessories — 2.1%
21,213	Adient plc†	997,011	1,243,082
275,000	Dana Inc.	4,857,803	5,219,500
35,000	Delphi Automotive plc	2,369,984	2,357,250
108,000	Federal-Mogul Holdings Corp.†	1,374,169	1,113,480
342,000	Genuine Parts Co.	20,969,203	32,674,680
5,900	Lear Corp.	714,022	780,983
25,000	O’Reilly Automotive Inc.†	4,051,897	6,960,250
25,000	Visteon Corp.	2,333,971	2,008,500

		37,668,060	52,357,725

	Aviation: Parts and Services — 0.4%
83,333	Arconic Inc.	1,721,280	1,544,994
84,000	B/E Aerospace Inc.	4,813,581	5,055,960
82,000	KLX Inc.†	3,250,737	3,699,020

		9,785,598	10,299,974

	Broadcasting — 0.7%
24,500	CBS Corp., Cl. A, Voting	1,347,308	1,583,925
8,000	Dolby Laboratories Inc., Cl. A	328,916	361,520
15,000	Liberty Broadband Corp., Cl. C†	798,727	1,111,050
61,764	Liberty Global plc, Cl. A†	982,066	1,889,360
278,571	Liberty Global plc, Cl. C†	5,683,434	8,273,547
12,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	293,384	414,240
25,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	586,470	848,000
101,000	MSG Networks Inc., Cl. A†	783,268	2,171,500

		10,803,573	16,653,142

	Building and Construction — 1.2%
78,000	Fortune Brands Home & Security Inc.	1,037,580	4,169,880

Shares		Cost	Market Value
175,000	Herc Holdings Inc.†	$6,370,223	$7,028,000
408,456	Johnson Controls International plc	13,015,365	16,824,307
89,000	Layne Christensen Co.†	1,225,132	967,430

		21,648,300	28,989,617

	Business Services — 1.7%
25,000	Aramark	645,416	893,000
90,000	Diebold Nixdorf Inc.	2,629,688	2,263,500
150,000	Fly Leasing Ltd., ADR†	2,036,969	1,995,000
5,000	Jardine Matheson Holdings Ltd.	304,206	276,250
205,000	Macquarie Infrastructure Corp.	11,075,431	16,748,500
177,500	MasterCard Inc., Cl. A	3,930,097	18,326,875
10,000	Stericycle Inc.†	771,753	770,400
27,000	The Brink’s Co.	686,974	1,113,750

		22,080,534	42,387,275

	Cable and Satellite — 1.2%
67,000	AMC Networks Inc., Cl. A†	2,512,035	3,506,780
2,445	Charter Communications Inc., Cl. A†	347,387	703,964
15,000	Cogeco Inc.	296,908	633,672
80,000	Comcast Corp., Cl. A	3,570,839	5,524,000
185,000	DISH Network Corp., Cl. A†	5,507,256	10,717,050
50,000	EchoStar Corp., Cl. A†	1,296,581	2,569,500
9,507	Liberty Global plc LiLAC, Cl. A†	165,069	208,774
22,116	Liberty Global plc LiLAC, Cl. C†	568,678	468,196
153,000	Rogers Communications Inc., Cl. B	3,393,082	5,902,740

		17,657,835	30,234,676

	Communications Equipment — 0.4%
384,000	Corning Inc.	4,703,885	9,319,680

	Computer Hardware — 0.6%
117,000	Apple Inc.	8,345,500	13,550,940

	Computer Software and Services — 1.3%
10,000	Alphabet Inc., Cl. A†	2,656,297	7,924,500
5,527	Alphabet Inc., Cl. C†	2,859,790	4,265,849
35,000	Blucora Inc.†	438,146	516,250
214	CommerceHub Inc., Cl. A†	1,498	3,212
427	CommerceHub Inc., Cl. C†	2,989	6,418
15,000	CyrusOne Inc.	298,392	670,950
90,000	EarthLink Holdings Corp.	491,715	507,600
35,000	eBay Inc.†	782,634	1,039,150
250,000	Hewlett Packard Enterprise Co.	5,466,816	5,785,000
50,000	Internap Corp.†	244,685	77,000
155,000	Microsoft Corp.	5,752,172	9,631,700

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
55,000	Yahoo! Inc.†	$1,844,052	$2,126,850

		20,839,186	32,554,479

	Consumer Products — 3.3%
3,000	Altria Group Inc.	64,791	202,860
100,000	Avon Products Inc.†	875,194	504,000
30,000	Church & Dwight Co. Inc.	1,199,580	1,325,700
60,000	Coty Inc., Cl. A	992,400	1,098,600
300,000	Edgewell Personal Care Co.†	25,015,472	21,897,000
65,000	Energizer Holdings Inc.	2,053,583	2,899,650
100,000	Hanesbrands Inc.	491,452	2,157,000
42,000	Harman International Industries Inc.	4,649,889	4,668,720
15,000	Kimberly-Clark Corp.	1,154,350	1,711,800
29,000	Philip Morris International Inc.	1,503,629	2,653,210
7,000	Stanley Black & Decker Inc.	544,312	802,830
875,000	Swedish Match AB	12,546,472	27,832,964
144,000	The Procter & Gamble Co.	8,051,715	12,107,520

		59,142,839	79,861,854

	Consumer Services — 0.2%
40,000	Ashtead Group plc	678,049	778,881
853	Liberty Expedia Holdings Inc., Cl. A†	19,923	33,838
95,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,663,166	1,898,100
21,279	Liberty Ventures, Cl. A†	684,018	784,557
25,000	ServiceMaster Global Holdings Inc.†	942,036	941,750

		3,987,192	4,437,126

	Diversified Industrial — 3.6%
92,000	Bouygues SA	3,213,947	3,297,059
55,000	Eaton Corp. plc	2,591,564	3,689,950
771,000	General Electric Co.	16,000,832	24,363,600
40,000	Griffon Corp.	598,422	1,048,000
331,000	Honeywell International Inc.	20,700,880	38,346,350
56,000	ITT Inc.	1,056,566	2,159,920
10,000	Jardine Strategic Holdings Ltd.	341,284	332,000
20,000	Pentair plc	778,525	1,121,400
4,000	Sulzer AG.	394,160	412,452
244,000	Textron Inc.	1,754,762	11,848,640
300,000	Toray Industries Inc.	2,239,436	2,428,749

		49,670,378	89,048,120

	Electronics — 1.6%
12,000	Agilent Technologies Inc.	496,304	546,720
13,000	Emerson Electric Co.	774,560	724,750
224,000	Intel Corp.	4,427,953	8,124,480
435,000	Sony Corp., ADR	8,565,261	12,193,050

Shares		Cost	Market Value
70,000	TE Connectivity Ltd.	$2,377,312	$4,849,600
100,000	Texas Instruments Inc.	2,905,588	7,297,000
30,000	Thermo Fisher Scientific Inc.	3,709,773	4,233,000

		23,256,751	37,968,600

	Energy and Utilities: Electric — 0.4%
12,000	ALLETE Inc.	392,843	770,280
10,000	American Electric Power Co. Inc.	359,450	629,600
10,000	Edison International	366,166	719,900
17,000	El Paso Electric Co.	589,006	790,500
70,000	Electric Power Development Co. Ltd.	1,833,684	1,611,123
25,000	Great Plains Energy Inc.	485,845	683,750
12,000	Pinnacle West Capital Corp.	468,584	936,360
45,000	The AES Corp.	465,618	522,900
34,000	WEC Energy Group Inc.	1,203,337	1,994,100

		6,164,533	8,658,513

	Energy and Utilities: Integrated — 1.9%
26,000	Avista Corp.	490,519	1,039,740
5,000	Black Hills Corp.	130,600	306,700
26,000	Chubu Electric Power Co. Inc.	448,302	363,277
316,000	CONSOL Energy Inc.	7,879,856	5,760,680
100,000	Edison SpA	220,882	52,791
20,000	Endesa SA	506,664	423,693
230,000	Enel SpA	1,051,884	1,013,958
95,208	Eversource Energy	1,695,895	5,258,338
34,000	Hawaiian Electric Industries Inc.	794,771	1,124,380
401,000	Hera SpA	792,954	925,274
10,000	Hokkaido Electric Power Co. Inc.	107,280	78,118
24,000	Hokuriku Electric Power Co.	386,941	269,005
45,000	Iberdrola SA, ADR	952,490	1,180,350
127,000	Korea Electric Power Corp., ADR†	1,758,452	2,346,960
40,000	Kyushu Electric Power Co. Inc.	652,010	433,968
29,300	MGE Energy Inc.	627,771	1,913,290
40,000	National Grid plc	574,598	469,104
27,000	National Grid plc, ADR	1,223,561	1,574,910
55,000	NextEra Energy Inc.	2,834,957	6,570,300
49,000	NiSource Inc.	397,054	1,084,860
57,000	OGE Energy Corp.	668,036	1,906,650
14,000	Ormat Technologies Inc.	210,000	750,680
30,000	Public Service Enterprise Group Inc.	906,080	1,316,400
58,000	Shikoku Electric Power Co. Inc.†	1,066,813	587,568
50,000	The Chugoku Electric Power Co. Inc.	851,464	586,524

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated (Continued)
100,000	The Empire District Electric Co.	$2,990,980	$3,409,000
20,000	The Kansai Electric Power Co. Inc.†	278,704	218,695
45,000	Tohoku Electric Power Co. Inc.	663,612	568,684
28,000	Vectren Corp.	787,543	1,460,200
75,000	Westar Energy Inc.	1,972,641	4,226,250

		33,923,314	47,220,347

	Energy and Utilities: Natural Gas — 1.4%
50,000	Delta Natural Gas Co. Inc.	667,803	1,466,500
100,000	Kinder Morgan Inc.	2,966,565	2,071,000
306,000	National Fuel Gas Co.	9,107,495	17,331,840
14,000	ONEOK Inc.	699,820	803,740
90,000	Sempra Energy	2,755,141	9,057,600
30,000	South Jersey Industries Inc.	476,644	1,010,700
44,000	Southwest Gas Holdings Inc.	1,159,950	3,371,280

		17,833,418	35,112,660

	Energy and Utilities: Oil — 6.5%
124,000	Anadarko Petroleum Corp.	7,606,596	8,646,520
60,000	Apache Corp.	3,528,213	3,808,200
208,000	BP plc, ADR	7,924,072	7,775,040
4,921	California Resources Corp.†	126,428	104,768
35,000	Chesapeake Energy Corp.†	551,306	245,700
163,000	Chevron Corp.	13,118,648	19,185,100
238,700	ConocoPhillips	12,369,479	11,968,418
85,000	Devon Energy Corp.	4,774,463	3,881,950
130,000	Eni SpA, ADR	4,844,846	4,191,200
175,200	Exxon Mobil Corp.	11,207,795	15,813,552
47,000	Hess Corp.	2,031,593	2,927,630
326,000	Marathon Oil Corp.	7,263,076	5,643,060
255,000	Marathon Petroleum Corp.	6,080,169	12,839,250
79,000	Murphy Oil Corp.	3,520,300	2,459,270
200,000	Occidental Petroleum Corp.	9,904,047	14,246,000
200	PetroChina Co. Ltd., ADR	12,118	14,740
20,000	Petroleo Brasileiro SA, ADR†	266,014	202,200
128,000	Phillips 66	10,180,010	11,060,480
200,000	Repsol SA, ADR	4,155,562	2,820,000
230,000	Royal Dutch Shell plc, Cl. A, ADR	11,514,731	12,507,400
530,000	Statoil ASA, ADR	8,630,341	9,667,200
145,000	Total SA, ADR	6,538,739	7,390,650

		136,148,546	157,398,328

	Energy and Utilities: Services — 2.1%
52,000	ABB Ltd., ADR	566,254	1,095,640
60,000	Baker Hughes Inc.	3,898,342	3,898,200
45,000	Diamond Offshore Drilling Inc.†	1,965,872	796,500

Shares		Cost	Market Value
395,000	Halliburton Co.	$14,840,957	$21,365,550
47,000	Oceaneering International Inc.	1,146,981	1,325,870
162,000	Schlumberger Ltd.	7,780,671	13,599,900
15,000	Seventy Seven Energy Inc.	0	0
2,080,000	Weatherford International plc†.	21,544,564	10,379,200

		51,743,641	52,460,860

	Energy and Utilities: Water — 0.4%
12,000	American States Water Co.	150,968	546,720
35,000	American Water Works Co. Inc.	830,899	2,532,600
74,000	Aqua America Inc.	998,965	2,222,960
30,000	Severn Trent plc	764,139	821,523
37,000	SJW Group	649,634	2,071,260
8,000	The York Water Co.	104,289	305,600
6,000	United Utilities Group plc, ADR	168,600	135,060

		3,667,494	8,635,723

	Entertainment — 2.1%
8,981	Liberty Media Corp.- Liberty Braves, Cl. C†	137,575	184,919
34,000	Take-Two Interactive Software Inc.†	324,473	1,675,860
32,233	The Madison Square Garden Co, Cl. A†	1,620,528	5,528,282
25,000	The Walt Disney Co.	2,748,100	2,605,500
210,000	Time Warner Inc.	8,321,162	20,271,300
183,000	Twenty-First Century Fox Inc., Cl. A	5,810,055	5,131,320
248,000	Twenty-First Century Fox Inc., Cl. B	6,792,393	6,758,000
165,000	Viacom Inc., Cl. B	7,721,835	5,791,500
185,000	Vivendi SA	4,786,826	3,516,048

		38,262,947	51,462,729

	Environmental Services — 1.7%
245,000	Republic Services Inc.	8,499,217	13,977,250
23,000	Veolia Environnement SA	275,698	391,614
95,413	Waste Connections Inc.	4,379,288	7,498,508
260,000	Waste Management Inc.	10,116,612	18,436,600

		23,270,815	40,303,972

	Equipment and Supplies — 1.7%
93,000	CIRCOR International Inc.	2,325,880	6,033,840
35,000	Flowserve Corp.	1,692,535	1,681,750
55,000	Graco Inc.	3,009,892	4,569,950
164,000	Mueller Industries Inc.	3,555,087	6,553,440
618,000	RPC Inc.	2,879,198	12,242,580
130,000	Sealed Air Corp.	3,131,382	5,894,200
50,000	Tenaris SA, ADR	2,047,967	1,785,500

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
94,000	The Timken Co.	$3,525,103	$3,731,800

		22,167,044	42,493,060

	Financial Services — 17.8%
8,000	Alleghany Corp.†	2,949,449	4,864,960
492,200	American Express Co.	27,330,523	36,462,176
582,000	American International Group Inc.	28,126,232	38,010,420
310,000	Bank of America Corp.	2,043,743	6,851,000
12,000	Berkshire Hathaway Inc., Cl. B†	1,387,405	1,955,760
56,000	Blackhawk Network Holdings Inc.†	1,306,283	2,109,800
20,000	BlackRock Inc.	3,031,089	7,610,800
115,000	Citigroup Inc.	4,600,104	6,834,450
11,000	Credit Acceptance Corp.†	1,783,983	2,392,610
30,000	Cullen/Frost Bankers Inc.	2,246,976	2,646,900
75,000	Discover Financial Services	1,084,568	5,406,750
1,000	EXOR NV	40,474	43,138
272,373	Fifth Street Finance Corp.	1,854,460	1,462,643
95,000	FNF Group	1,441,104	3,226,200
30,000	FNFV Group†	182,958	411,000
255,000	H&R Block Inc.	5,888,388	5,862,450
30,000	Hennessy Capital Acquisition Corp. II†	300,000	315,600
15,000	HRG Group Inc.†	231,307	233,400
37,000	HSBC Holdings plc, ADR	2,070,772	1,486,660
200,000	Invesco Ltd.	4,757,439	6,068,000
580,000	JPMorgan Chase & Co.	25,067,078	50,048,200
136,000	KeyCorp.	2,050,530	2,484,720
30,000	Kinnevik AB, Cl. B	663,872	718,833
89,250	KKR & Co. LP	1,859,078	1,373,557
525,000	Legg Mason Inc.	15,576,268	15,702,750
42,000	M&T Bank Corp.	2,747,488	6,570,060
275,000	Morgan Stanley	5,578,087	11,618,750
72,000	National Australia Bank Ltd., ADR	854,233	793,440
190,000	Navient Corp.	1,534,624	3,121,700
170,000	New York Community Bancorp Inc.	2,844,696	2,704,700
114,000	Northern Trust Corp.	5,341,292	10,151,700
195,000	PayPal Holdings Inc.†	6,480,673	7,696,650
55,000	Resona Holdings Inc.	250,738	282,118
205,000	SLM Corp.†	1,044,610	2,259,100
224,000	State Street Corp.	10,858,356	17,409,280
192,000	T. Rowe Price Group Inc.	10,598,434	14,449,920
884,000	The Bank of New York Mellon Corp.	27,280,803	41,883,920
2,000	The Goldman Sachs Group Inc.	312,050	478,900

Shares		Cost	Market Value
180,000	The Hartford Financial Services Group Inc.	$5,944,567	$8,577,000
289,000	The PNC Financial Services Group Inc.	18,336,513	33,801,440
122,000	The Travelers Companies Inc.	7,437,471	14,935,240
90,000	U.S. Bancorp	2,826,031	4,623,300
55,000	W. R. Berkley Corp.	2,149,943	3,658,050
500,000	Waddell & Reed Financial Inc., Cl. A	9,254,750	9,755,000
629,000	Wells Fargo & Co.	21,123,336	34,664,190
6,000	Willis Towers Watson plc	477,521	733,680

		281,150,299	434,750,915

	Food and Beverage — 12.8%
8,000	Ajinomoto Co. Inc.	137,110	161,129
10,000	Brown-Forman Corp., Cl. B	341,437	449,200
115,000	Campbell Soup Co.	3,812,255	6,954,050
1,000,000	China Mengniu Dairy Co. Ltd.	1,245,706	1,926,623
66,000	Chr. Hansen Holding A/S	2,705,045	3,654,881
365,000	Conagra Brands Inc.	9,994,409	14,435,750
31,000	Constellation Brands Inc., Cl. A	638,664	4,752,610
237,222	Danone SA	11,894,472	15,032,700
1,950,000	Davide Campari-Milano SpA	11,190,086	19,069,349
60,000	Diageo plc, ADR	6,488,472	6,236,400
170,000	Dr Pepper Snapple Group Inc.	5,524,070	15,413,900
70,954	Flowers Foods Inc.	1,053,433	1,416,951
429,000	General Mills Inc.	16,199,539	26,499,330
18,000	Heineken Holding NV	747,987	1,253,205
279,000	ITO EN Ltd.	6,134,333	9,274,139
105,000	Kellogg Co.	6,797,609	7,739,550
370,000	Kikkoman Corp.	4,412,978	11,840,000
327,000	Lamb Weston Holdings Inc.†	10,082,768	12,376,950
110,000	Maple Leaf Foods Inc.	2,046,811	2,303,802
848,000	Mondelēz International Inc., Cl. A	23,162,856	37,591,840
150,000	Morinaga Milk Industry Co. Ltd.	588,860	1,080,642
38,000	Nestlé SA	2,601,131	2,726,014
35,000	Nestlé SA, ADR	2,563,158	2,510,900
160,000	Nissin Foods Holdings Co. Ltd.	5,465,019	8,405,562
1,605,000	Parmalat SpA	4,800,500	5,004,326
339,450	Parmalat SpA, GDR(a)(b)	981,615	1,060,510
204,000	PepsiCo Inc.	14,151,107	21,344,520
62,000	Pernod Ricard SA	5,311,274	6,718,984
20,000	Pinnacle Foods Inc.	1,071,104	1,069,000
10,000	Post Holdings Inc.†	540,050	803,900
25,000	Remy Cointreau SA	1,396,049	2,132,150
18,000	Suntory Beverage & Food Ltd.	573,702	747,722
209,000	The Kraft Heinz Co.	9,287,858	18,249,880
552,000	The Coca-Cola Co.	14,918,214	22,885,920

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
7,000	The J.M. Smucker Co.	$690,177	$896,420
36,000	The WhiteWave Foods Co.†	1,996,536	2,001,600
30,000	Unilever plc, ADR	960,480	1,221,000
10,000	United Natural Foods Inc.†	483,174	477,200
324,000	Yakult Honsha Co. Ltd.	8,320,490	15,025,283

		201,310,538	312,743,892

	Health Care — 7.9%
134,000	Abbott Laboratories	3,939,023	5,146,940
71,144	AdCare Health Systems Inc.†	154,598	103,870
72,084	Adeptus Health Inc., Cl. A†	3,185,244	550,722
16,000	Aetna Inc.	1,119,172	1,984,160
115,000	Akorn Inc.†	3,128,843	2,510,450
140,000	Alere Inc.†	4,961,225	5,455,800
92,000	Allergan plc†	18,980,327	19,320,920
32,000	AmerisourceBergen Corp.	1,510,306	2,502,080
17,500	Amgen Inc.	2,744,286	2,558,675
10,000	Anthem Inc.	885,792	1,437,700
52,849	Baxter International Inc.	1,926,655	2,343,333
10,000	Becton, Dickinson and Co.	1,496,549	1,655,500
1,015,821	BioScrip Inc.†	4,279,948	1,056,454
9,000	Bristol-Myers Squibb Co.	514,698	525,960
7,000	Chemed Corp.	453,403	1,122,870
25,000	Cigna Corp.	2,721,331	3,334,750
45,000	DaVita Inc.†	2,734,777	2,889,000
100,000	Eli Lilly & Co.	4,323,602	7,355,000
40,000	Envision Healthcare Corp.†	2,824,459	2,531,613
35,000	Express Scripts Holding Co.†	2,477,214	2,407,650
40,000	Gerresheimer AG	2,664,055	2,973,536
50,000	Gilead Sciences Inc.	4,440,914	3,580,500
65,000	HCA Holdings Inc.†	3,773,801	4,811,300
12,500	Henry Schein Inc.†	1,417,250	1,896,375
33,000	Humana Inc.	4,880,203	6,732,990
4,000	ICU Medical Inc.†	288,691	589,400
20,862	Integer Holdings Corp.†	438,728	614,386
122,000	Johnson & Johnson	9,682,512	14,055,620
150,000	Kindred Healthcare Inc.	2,832,130	1,177,500
12,000	Laboratory Corp. of America Holdings†	1,049,131	1,540,560
85,000	Mallinckrodt plc†	5,254,718	4,234,700
25,000	McKesson Corp.	3,634,946	3,511,250
35,000	Mead Johnson Nutrition Co.	2,357,957	2,476,600
20,000	Medtronic plc	1,474,769	1,424,600
214,000	Merck & Co. Inc.	8,317,096	12,598,180
50,000	Mylan NV†	2,900,000	1,907,500
45,000	Orthofix International NV†	1,458,930	1,628,100
112,500	Owens & Minor Inc.	2,399,108	3,970,125
94,000	Patterson Companies Inc.	3,250,636	3,856,820
649,548	Pfizer Inc.	13,794,774	21,097,319
62,000	St. Jude Medical Inc.	4,258,429	4,971,780
15,000	Stryker Corp.	1,296,830	1,797,150

Shares		Cost	Market Value
100,000	Team Health Holdings Inc.†	$4,173,495	$4,345,000
40,000	Tenet Healthcare Corp.†	1,983,184	593,600
20,000	The Cooper Companies Inc.	2,479,926	3,498,600
26,000	UnitedHealth Group Inc.	2,399,585	4,161,040
20,000	Zimmer Biomet Holdings Inc.	1,551,002	2,064,000
172,159	Zoetis Inc.	5,241,802	9,215,671

		164,056,054	192,117,649

	Hotels and Gaming — 0.4%
19,000	Accor SA	654,124	708,615
115,000	Boyd Gaming Corp.†	748,084	2,319,550
300,000	Ladbrokes Coral Group plc	472,316	428,878
52,000	Las Vegas Sands Corp.	2,356,286	2,777,320
400,000	Mandarin Oriental International Ltd.	680,880	510,000
25,000	Ryman Hospitality Properties Inc.	1,343,722	1,575,250
6,000	Wyndham Worldwide Corp.	424,345	458,220

		6,679,757	8,777,833

	Machinery — 1.4%
155,000	CNH Industrial NV, Borsa Italiana	1,175,666	1,348,528
915,000	CNH Industrial NV, New York	6,081,658	7,951,350
88,000	Deere & Co.	5,003,270	9,067,520
324,000	Xylem Inc.	10,426,909	16,044,480

		22,687,503	34,411,878

	Metals and Mining — 1.1%
67,000	Agnico Eagle Mines Ltd.	2,133,648	2,814,000
27,777	Alcoa Corp.	573,745	779,978
20,000	Alliance Holdings GP LP	334,153	562,000
200,000	Barrick Gold Corp.	3,846,060	3,196,000
8,000	BHP Billiton Ltd., ADR	217,549	286,240
36,000	Franco-Nevada Corp.	1,500,629	2,152,519
307,000	Freeport-McMoRan Inc.†	3,498,282	4,049,330
10,000	Labrador Iron Ore Royalty Corp.	325,303	138,681
336,000	Newmont Mining Corp.	14,059,283	11,447,520
3,200	South32 Ltd., ADR	27,089	31,680
65,000	TimkenSteel Corp.†	850,083	1,006,200

		27,365,824	26,464,148

	Paper and Forest Products — 0.1%
64,000	International Paper Co.	2,918,317	3,395,840

	Publishing — 0.1%
600	Graham Holdings Co., Cl. B	296,058	307,170
107,000	News Corp., Cl. B	1,606,462	1,262,600

		1,902,520	1,569,770

	Real Estate — 0.4%
19,500	Brookfield Asset Management Inc., Cl. A	133,677	643,695

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate (Continued)
24,000	Communications Sales & Leasing Inc.†	$621,892	$609,840
74,000	Crown Castle International Corp.	2,702,072	6,420,980
18,000	Forest City Realty Trust Inc.,
	Cl. A	439,998	375,120
16,000	QTS Realty Trust Inc., Cl. A	347,357	794,400

		4,244,996	8,844,035

	Retail — 4.7%
75,000	AutoNation Inc.†	3,649,886	3,648,750
100,000	Best Buy Co. Inc.	2,693,860	4,267,000
390	Brookfield Business Partners LP	10,985	9,383
105,000	CST Brands Inc.	4,157,718	5,055,750
386,000	CVS Health Corp.	21,751,692	30,459,260
220,000	Hertz Global Holdings Inc.†	9,270,272	4,743,200
135,000	Ingles Markets Inc., Cl. A	2,134,014	6,493,500
5,181	J Alexander’s Holdings Inc.†	29,780	55,696
25,000	Kohl’s Corp.	1,268,182	1,234,500
90,000	Lowe’s Companies Inc.	2,027,654	6,400,800
114,000	Macy’s Inc.	1,841,600	4,082,340
41,000	Murphy USA Inc.†	1,624,471	2,520,270
175,000	Rite Aid Corp.†	1,366,628	1,442,000
25,000	Rush Enterprises Inc., Cl. B†	599,173	771,750
255,000	Sally Beauty Holdings Inc.†	3,850,083	6,737,100
120,000	Seven & i Holdings Co. Ltd.	3,637,248	4,572,064
50,000	Starbucks Corp.	2,678,120	2,776,000
40,000	The Home Depot Inc.	1,491,260	5,363,200
188,500	Walgreens Boots Alliance Inc.	7,935,183	15,600,260
20,000	Wal-Mart Stores Inc.	970,066	1,382,400
258,000	Whole Foods Market Inc.	8,635,930	7,936,080

		81,623,805	115,551,303

	Specialty Chemicals — 1.7%
10,680	AdvanSix Inc.†	186,967	236,455
54,000	Air Products & Chemicals Inc.	4,588,056	7,766,280
51,000	Ashland Global Holdings Inc.	2,515,504	5,573,790
1,000	Axalta Coating Systems Ltd.† .	25,039	27,200
100,000	Chemtura Corp.†	3,049,755	3,320,000
109,000	E. I. du Pont de Nemours and Co.	4,906,331	8,000,600
460,000	Ferro Corp.†	3,141,173	6,591,800
15,000	International Flavors & Fragrances Inc.	1,783,764	1,767,450
89,000	Olin Corp.	1,629,332	2,279,290
5,000	Praxair Inc.	556,243	585,950
9,000	The Chemours Co.	58,593	198,810
94,000	The Dow Chemical Co.	3,601,870	5,378,680

		26,042,627	41,726,305

Shares		Cost	Market Value

	Telecommunications — 4.2%
322,000	AT&T Inc.	$10,276,092	$13,694,660
225,000	BCE Inc.	5,904,845	9,729,000
500,000	Deutsche Telekom AG, ADR	8,506,922	8,550,000
69,000	Harris Corp.	5,981,667	7,070,430
195,000	Hellenic Telecommunications Organization SA, ADR	1,323,723	902,850
59,000	Loral Space & Communications Inc.†	2,515,147	2,421,950
50,000	Orange SA, ADR	1,066,612	757,000
50,000	Pharol SGPS SA	14,182	10,895
39,000	Proximus SA	1,195,261	1,123,224
50,084	Telefonica SA, ADR	718,792	460,773
295,000	Telekom Austria AG	1,968,837	1,742,089
23,000	Telenet Group Holding NV†	1,046,305	1,276,406
148,000	Telephone & Data Systems Inc.	4,377,732	4,272,760
110,000	Telstra Corp. Ltd., ADR	2,014,389	2,008,600
135,000	TELUS Corp.	1,405,698	4,299,750
40,000	T-Mobile US Inc.†	2,310,516	2,300,400
705,086	Verizon Communications Inc.	30,336,311	37,637,491
40,000	VimpelCom Ltd., ADR	230,241	154,000
191,545	Vodafone Group plc, ADR	7,850,882	4,679,444

		89,044,154	103,091,722

	Transportation — 0.7%
239,000	GATX Corp.	7,386,430	14,717,620
16,500	Kansas City Southern	277,030	1,400,025

		7,663,460	16,117,645

	Wireless Communications — 0.2%
124,000	United States Cellular Corp.†	5,499,141	5,421,280

	TOTAL COMMON STOCKS	1,583,700,497	2,255,391,357

	CONVERTIBLE PREFERRED STOCKS — 0.4%
	Energy and Utilities — 0.3%
128,000	El Paso Energy Capital Trust I, 4.750%	4,617,789	6,304,000

	Financial Services — 0.0%
1,500	Doral Financial Corp., 4.750%	202,379	120

	Telecommunications — 0.1%
53,000	Cincinnati Bell Inc., 6.750%, Ser. B	1,813,938	2,605,279

	TOTAL CONVERTIBLE PREFERRED STOCKS	6,634,106	8,909,399

	PREFERRED STOCKS — 0.1%
	Health Care — 0.1%
45,722	AdCare Health Systems Inc., 10.875%, Ser. A	911,324	1,074,467

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	PREFERRED STOCKS (Continued)
	Health Care (Continued)
133,681	The Phoenix Companies Inc., 7.450%, 01/15/32	$2,857,139	$2,493,993

		3,768,463	3,568,460

	TOTAL PREFERRED STOCKS	3,768,463	3,568,460

	RIGHTS — 0.0%
	Retail — 0.0%
400,000	Safeway Casa Ley, CVR, expire 01/30/19†	68,714	152,000
400,000	Safeway PDC, CVR, expire 01/30/17†	3,300	8,000

	TOTAL RIGHTS	72,014	160,000

	WARRANTS — 0.0%
	Energy and Utilities: Natural Gas — 0.0%
306,400	Kinder Morgan Inc., expire 05/25/17†	520,734	1,685

	Energy and Utilities: Services — 0.0%
751	Seventy Seven Energy Inc., Ser B, expire 07/29/21†	0	0
834	Seventy Seven Energy Inc., Ser C, expire 08/01/23†	0	0

		0	0

	TOTAL WARRANTS	520,734	1,685

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Cable and Satellite — 0.1%
$1,700,000	DISH Network Corp. 3.375%, 08/15/26(b)	1,700,000	1,943,313

	CORPORATE BONDS — 0.8%
	Aerospace — 0.2%
2,500,000	Aerojet Rocketdyne Holdings Inc., Sub. Deb. 4.063%, 12/31/39	3,273,241	4,970,313

	Diversified Industrial — 0.6%
7,900,000	Griffon Corp., Sub. Deb. 4.000%, 01/15/17(b)	8,756,176	13,928,687

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., 3.250%, 05/15/24	392,663	67,208

	TOTAL CORPORATE BONDS	12,422,080	18,966,208

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 6.2%
$151,526,000	U.S. Treasury Bills, 0.300% to 0.662%††, 01/05/17 to 06/29/17(c)	$151,375,441	$151,384,176

TOTAL INVESTMENTS — 100.0%		$1,760,193,335	2,440,324,598

	SECURITIES SOLD SHORT — (0.1)% (Proceeds received $1,199,932)		(1,572,000)

Other Assets and Liabilities (Net)			(41,089,665)

PREFERRED STOCK (9,603,095 preferred shares outstanding)			(559,257,875)

NET ASSETS — COMMON STOCK (82,432,426 common shares outstanding)			$1,838,405,058

NET ASSET VALUE PER COMMON SHARE ($1,838,405,058 ÷ 82,432,426 shares outstanding)			$22.30

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT (d) — (0.1)%
	Diversified Industrial — (0.1)%
60,000	Griffon Corp.	$1,199,932	$1,572,000

(a)

At December 31, 2016, the Fund held a restricted and illiquid security amounting to $1,060,510 or 0.04% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/16 Carrying Value Per Share
339,450	Parmalat SpA, GDR	12/02/03	$981,615	$3.1242

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of Rule 144A securities amounted to $16,932,510 or 0.69% of total investments.

(c)	At December 31, 2016, $2,000,000 of the principal amount was pledged as collateral for securities sold short.
(d)	At December 31, 2016, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Geographic Diversification	% of Total Investments	Market Value
Long Positions
North America	84.2%	$2,053,983,585
Europe	11.6	283,258,796
Japan	2.9	70,727,420
Latin America	1.1	26,873,137
Asia/Pacific	0.2	5,481,660

Total Investments	100.0%	$2,440,324,598

Short Positions
North America	(0.1)%	$(1,572,000)

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $1,760,193,335)	$2,440,324,598
Foreign currency, at value (cost $1,812)	1,823
Cash	720
Deposit at brokers	1,195,953
Dividends and interest receivable	3,660,305
Deferred offering expense	100,487
Other receivable	77,379

Total Assets	2,445,361,265

Liabilities:
Securities sold short, at value (proceeds $1,199,932)	1,572,000
Distributions payable	256,059
Payable for investments purchased	36,419,252
Payable for investment advisory fees	6,236,340
Payable for payroll expenses	76,420
Payable for accounting fees	7,500
Payable for auction agent fees	2,840,609
Other accrued expenses	290,152

Total Liabilities.	47,698,332

Cumulative Preferred Shares each at $0.001 par value:
Series A (5.875%, $25 liquidation value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B (Auction Market, $25,000 liquidation value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C (Auction Market, $25,000 liquidation value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D (6.000%, $25 liquidation value, 2,600,000 shares authorized with 2,542,296 shares issued and outstanding)	63,557,400
Series E (Auction Rate, $25,000 liquidation value, 5,400 shares authorized with 4,860 shares issued and outstanding)	121,500,000
Series G (5.250%, $25 liquidation value, 4,000,000 shares authorized with 4,000,000 shares issued and outstanding)	100,000,000

Total Preferred Shares	559,257,875

Net Assets Attributable to Common
Shareholders	$1,838,405,058

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,177,252,657
Distributions in excess of net investment income .	(380,468)
Distributions in excess of net realized gain on investments and foreign currency transactions .	(18,204,700)
Net unrealized appreciation on investments	680,131,263
Net unrealized depreciation on securities sold short	(372,068)
Net unrealized depreciation on foreign currency translations	(21,626)

Net Assets	$1,838,405,058

Net Asset Value per Common Share at $0.001 par value:
($1,838,405,058 ÷ 82,432,426 shares outstanding; unlimited number of shares authorized)	$22.30

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of
$1,537,125)	$53,097,454
Interest	140,323
Other income*	388,973

Total Income	53,626,750

Expenses:
Investment advisory fees	22,517,466
Shareholder communications expenses	411,019
Custodian fees	256,790
Trustees’ fees	228,500
Payroll expenses.	217,761
Legal and audit fees	127,175
Shareholder services fees	50,866
Accounting fees	45,000
Dividends expense on securities sold short	3,600
Interest expense	310
Service fees on securities sold short (See Note 2)	369
Miscellaneous expenses	286,005

Total Expenses	24,144,861

Less:
Expenses paid indirectly by broker (See Note 3)	(14,928)

Net Expenses	24,129,933

Net Investment Income	29,496,817

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	98,177,539
Net realized loss on foreign currency transactions	(31,641)

Net realized gain on investments and foreign currency transactions	98,145,898

Net change in unrealized appreciation/depreciation:
on investments	104,894,936
on securities sold short	(372,068)
on foreign currency translations	(8,018)

Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	104,514,850

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	202,660,748

Net Increase in Net Assets Resulting from Operations	232,157,565

Total Distributions to Preferred Shareholders	(18,464,669)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$213,692,896

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statements of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$29,496,817	$30,146,353
Net realized gain on investments, securities sold short, and foreign currency transactions	98,145,898	56,595,876
Net change in unrealized appreciation/depreciation on investments, and foreign currency translations	104,514,850	(177,070,154)

Net Increase/(Decrease) in Net Assets Resulting from Operations	232,157,565	(90,327,925)

Distributions to Preferred Shareholders:
Net investment income	(4,280,021)	(4,771,830)
Net realized capital gain.	(14,184,648)	(10,073,753)

Total Distributions to Preferred Shareholders	(18,464,669)	(14,845,583)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	213,692,896	(105,173,508)

Distributions to Common Shareholders:
Net investment income	(25,229,902)	(25,462,399)
Net realized capital gain.	(83,604,970)	(53,753,364)
Return of capital	—	(23,380,488)

Total Distributions to Common Shareholders	(108,834,872)	(102,596,251)

Fund Share Transactions:
Net decrease from repurchase of common shares (includes transaction costs)	(2,017,929)	(4,322,267)
Offering costs for preferred shares charged to paid-in capital	(3,374,809)	—

Net Decrease in Net Assets from Fund Share Transactions	(5,392,738)	(4,322,267)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	99,465,286	(212,092,026)
Net Assets Attributable to Common Shareholders:
Beginning of year	1,738,939,772	1,951,031,798

End of year (including undistributed net investment income of $0 and $0,respectively)	$1,838,405,058	$1,738,939,772

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2016		2015		2014	2013	2012
Operating Performance:
Net asset value, beginning of year	$21.07		$23.57		$24.18	$18.58	$17.24

Net investment income	0.36		0.30		0.41	0.36	0.47
Net realized and unrealized gain on investments, securities sold short, swap contracts, and foreign currency transactions	2.45			(1.39)	1.54	6.45	2.00

Total from investment operations	2.81			(1.09)	1.95	6.81	2.47

Distributions to Preferred Shareholders: (a)
Net investment income		(0.05)		(0.06)	(0.03)	(0.05)	(0.09)
Net realized gain		(0.17)		(0.12)	(0.15)	(0.13)	(0.08)

Total distributions to preferred shareholders		(0.22)		(0.18)	(0.18)	(0.18)	(0.17)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	2.59			(1.27)	1.77	6.63	2.30

Distributions to Common Shareholders:
Net investment income		(0.31)		(0.31)	(0.39)	(0.31)	(0.37)
Net realized gain		(1.01)		(0.65)	(1.97)	(0.72)	(0.31)
Return of capital	—			(0.28)	(0.02)	—	(0.28)

Total distributions to common shareholders		(1.32)		(1.24)	(2.38)	(1.03)	(0.96)

Funds Share Transactions:
Increase in net asset value from repurchase of common shares	0.00	(b)	0.01		—	0.00 (b)	0.00 (b)

Decrease in net asset value from offering costs for preferred shares charged to paid-in capital		(0.04)	—		—	—	—

Total from Fund share transactions		(0.04)	0.01		—	0.00 (b)	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$22.30		$21.07		$23.57	$24.18	$18.58

NAV total return †		12.70%		(5.59)%	7.48%	36.47%	14.40%

Market value, end of year	$20.04		$18.46		$21.66	$22.17	$16.18

Investment total return ††		16.47%		(9.32)%	8.82%	44.38%	11.38%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,397,663		$2,198,198		$2,410,290	$2,460,474	$1,998,057
Net assets attributable to common shares, end of year (in 000’s)	$1,838,405		$1,738,940		$1,951,032	$2,001,217	$1,538,799
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions		1.69%		1.60%	1.71%	1.65%	2.62%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.39	%(c)	1.33	%(c)	1.36%	1.34%	1.41%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.39	%(c)	1.09	%(c)	1.36%	1.34%	1.41%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.07	%(c)	1.07	%(c)	1.10%	1.07%	1.08%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.07	%(c)	0.88	%(c)	1.10%	1.07%	1.08%
Portfolio turnover rate		15.6%		8.1%	18.4%	15.8%	14.5%

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Preferred Stock:
5.875% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$ 76,201	$ 76,201	$ 76,201	$ 76,200	$ 76,200
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,048
Liquidation preference per share	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (d)	$ 26.32	$ 25.63	$ 25.26	$ 25.31	$ 25.72
Asset coverage per share(e)	$ 107.18	$ 119.66	$ 131.21	$ 133.94	$ 108.77
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$ 90,000	$ 90,000	$ 90,000	$ 90,000	$ 90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Liquidation value (f)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per share(e)	$107,181	$119,660	$131,206	$133,938	$108,766
Series C Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Liquidation value (f)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per share(e)	$107,181	$119,660	$131,206	$133,938	$108,766
6.000% Series D Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$ 63,557	$ 63,557	$ 63,557	$ 63,557	$ 63,557
Total shares outstanding (in 000’s)	2,542	2,542	2,542	2,542	2,542
Liquidation preference per share	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (d)	$ 26.58	$ 25.70	$ 25.53	$ 26.25	$ 26.79
Asset coverage per share(e)	$ 107.18	$ 119.66	$ 131.21	$ 133.94	$ 108.77
Series E Auction Rate Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$121,500	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Liquidation value (f)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per share(e)	$107,181	$119,660	$131,206	$133,938	$108,766
5.250% Series G Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$100,000	—	—	—	—
Total shares outstanding (in 000’s)	4,000	—	—	—	—
Liquidation preference per share	$ 25.00	—	—	—	—
Average market value (d)	$ 25.20	—	—	—	—
Asset coverage per share(e)	$ 107.18
Asset Coverage (g)	429%	479%	525%	536%	435%

†

For the years ended December 31, 2016, 2015, 2014, and 2013, based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date. The year ended 2012 was based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.
(e)	Asset coverage per share is calculated by combining all series of preferred shares.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Dividend & Income Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$40,501,969	$85,433	—	$40,587,402
Energy and Utilities: Integrated	47,167,556	—	$52,791	47,220,347
Energy and Utilities: Services	52,460,860	—	0	52,460,860
Food and Beverage	311,683,382	1,060,510	—	312,743,892
Other Industries (a)	1,802,378,856	—	—	1,802,378,856
Total Common Stocks	2,254,192,623	1,145,943	52,791	2,255,391,357
Preferred Stocks (a)	3,568,460	—	—	3,568,460
Convertible Preferred Stocks
Energy and Utilities	—	6,304,000	—	6,304,000
Financial Services	—	—	120	120
Telecommunications	2,605,279	—	—	2,605,279
Total Preferred Stocks and Convertible Preferred Stocks	6,173,739	6,304,000	120	12,477,859
Rights (a)	—	160,000	—	160,000
Warrants (a)	1,685	—	0	1,685
Convertible Corporate Bonds (a)	—	1,943,313	—	1,943,313
Corporate Bonds (a)	—	18,899,000	67,208	18,966,208
U.S. Government Obligations	—	151,384,176	—	151,384,176
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,260,368,047	$179,836,432	$120,119	$2,440,324,598
LIABILITIES (Market Value): Securities Sold Short (a)	$(1,572,000)	—	—	$(1,572,000)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(1,572,000)	—	—	$(1,572,000)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

During the year ended December 31, 2016, the Fund did not have material transfers among Level 1, Level 2, and Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2016, the Fund incurred $369 in service fees related to its investment positions sold short and held by the broker. The amount is included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2016, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For restricted securities the Fund held as of December 31, 2016, refer to the Schedule of Investments.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to prior and current years’ adjustments on sale of investments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease distributions in excess of net investment income by $137,623 and increase distributions in excess of net realized gain on investments and foreign currency transactions by $669,933, with an offsetting adjustment to paid-in capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.000% Series D Cumulative Preferred Shares, Series E Auction Rate Preferred Shares, and 5.250% Series G Cumulative Preferred Shares (“Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term gain)	$25,936,252	$4,400,284	$27,764,357	$5,203,233
Net long term capital gains	82,898,620	14,064,385	51,451,406	9,642,350
Return of capital	—	—	23,380,488	—

Total distributions paid	$108,834,872	$18,464,669	$102,596,251	$14,845,583

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$869,364
Undistributed long term capital gains	2,508,342
Net unrealized appreciation on investments and foreign currency translations	658,030,754
Other temporary differences*	(256,059)

Total	$661,152,401

*	Other temporary differences were primarily due to current year dividends payable.

At December 31, 2016, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, basis adjustments in partnerships and hybrid securities, and bond conversion premium adjustments.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost/ Proceeds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,781,900,149	$743,115,019	$(84,690,570)	$658,424,449

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2016, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate on each of the outstanding Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were paid on these assets.

During the year ended December 31, 2016, the Fund paid $142,260 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $14,928.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2016 the Fund paid or accrued $217,761 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

During the year ended December 31, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Act and amount to $3,467,730 and $3,467,730, respectively.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $340,592,253, and $409,142,070, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2016 and 2015, the Fund repurchased and retired 117,996 and 224,056 common shares in the open market at a cost of $2,017,929 and $4,322,267 and an average discount of approximately 13.73% and 12.68% from its NAV.

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares (includes transaction costs)	(117,996)	$(2,017,929)	(224,056)	$(4,322,267)

The Fund has an effective shelf registration authorizing the offering of an additional $500 million of common or preferred shares or notes.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, Series C, Series D, Series E, and Series G Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, $25,000, and $25 respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series B, Series C, and Series E Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 150, 150, and 250, respectively, basis points greater than the seven day Telerate/British Bankers Association LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series B, Series C, and Series E Preferred Shares during the year ended December 31, 2016.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The Fund may redeem in whole or in part the 5.875% Series A Cumulative and 6.000% Series D Cumulative Preferred Shares at the redemption price at any time. Commencing July 1, 2021 and any time after, the Fund, at its option, may redeem the 5.250% Series G Cumulative Preferred Shares in whole or in part at the redemption price. The Board has authorized the repurchase of Series A, Series D, and Series G Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2016, the Fund did not repurchase any shares of Series A, Series D, or Series G Preferred Shares.

On July 1, 2016, the Fund received net proceeds of $96,625,191 (after underwriting discounts of $3,150,000 and estimated offering expenses of $224,809) from the public offering of 4,000,000 5.250% Series G Cumulative Preferred Shares.

As of December 31, 2016, after considering the issuance of the Series G Preferred, the Fund has $400 million available for issuance under the current shelf.

The following table summarizes Cumulative Preferred Share information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/16	Net Proceeds	2016 Dividend Rate Range	Dividend Rate at 12/31/16	Accrued Dividend at 12/31/16
A 5.875%	October 12, 2004	3,200,000	3,048,019	$77,280,971	Fixed Rate	5.875%	$62,177
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	1.886% to 2.211%	2.211%	22,110
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	1.885% to 2.223%	2.223%	13,338
D 6.000%	November 3, 2005	2,600,000	2,542,296	62,617,239	Fixed Rate	6.000%	52,965
E Auction Rate	November 3, 2005	5,400	4,860	133,379,387	2.886% to 3.215%	3.215%	32,552
G 5.250%	July 1, 2016	4,000,000	4,000,000	96,625,191	Fixed Rate	5.250%	72,917

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2017

The Gabelli Dividend & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation (s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 74	Since 2003***	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Edward T. Tokar Trustee Age: 69	Since 2003**	2	Former Senior Managing Director of Beacon Trust Company (trust services) (2005-2016); Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977- 2004)	Director of CH Energy Group (energy services) (2009-2013)
INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 81	Since 2003*	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 78	Since 2003**	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 77	Since 2003*	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 67	Since 2003***	9	Owner in Pioneer Crossing Casino Group; Of Counsel McDonald Carano Wilson LLP; Former Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Salvatore M. Salibello Trustee Age: 71	Since 2003**	4	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products)

Anthonie C. van Ekris Trustee Age: 82	Since 2003*	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Trustee Age: 71	Since 2003*	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Vice President and Secretary Age: 44	SInce 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

Carter W. Austin Vice President and Ombudsman Age: 50	Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 40	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2016

David I. Schachter Vice President Age: 63	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Tokar is considered an “interested person” because of his son’s employment by an affiliate of the Adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2016

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share(a)	Ordinary Investment Income(a)	Long Term Capital Gains	Dividend Reinvestment Price
Common Shares
01/22/16	01/14/16	$0.11000	$0.02620	$0.08380	$16.14820
02/22/16	02/12/16	0.11000	0.02620	0.08380	16.73990
03/23/16	03/16/16	0.11000	0.02620	0.08380	18.11770
04/22/16	04/15/16	0.11000	0.02620	0.08380	18.71230
05/23/16	05/16/16	0.11000	0.02620	0.08380	18.72520
06/23/16	06/16/16	0.11000	0.02620	0.08380	18.91140
07/22/16	07/15/16	0.11000	0.02620	0.08380	19.95070
08/24/16	08/17/16	0.11000	0.02620	0.08380	19.96910
09/23/16	09/16/16	0.11000	0.02620	0.08380	19.05840
10/24/16	10/17/16	0.11000	0.02620	0.08380	19.13770
11/22/16	11/15/16	0.11000	0.02620	0.08380	19.79310
12/16/16	12/09/16	0.11000	0.02620	0.08380	20.17710

		$1.32000	$0.31440	$1.00560
5.875% Series A Cumulative Preferred Shares

03/28/16	03/21/16	$0.36719	$0.08744	$0.27975
06/27/16	06/20/16	0.36719	0.08744	0.27975
09/26/16	09/19/16	0.36719	0.08744	0.27975
12/27/16	12/19/16	0.36719	0.08744	0.27975

		$1.46876	$0.34976	$1.11900
6.000% Series D Cumulative Preferred Shares

03/28/16	03/21/16	$0.37500	$0.08930	$0.28570
06/27/16	06/20/16	0.37500	0.08930	0.28570
09/26/16	09/19/16	0.37500	0.08930	0.28570
12/27/16	12/19/16	0.37500	0.08930	0.28570

		$1.50000	$0.35720	$1.14280
5.250% Series G Cumulative Preferred Shares

09/26/16	09/19/16	$0.30990	$0.07380	$0.23610
12/27/16	12/19/16	0.32813	0.07814	0.24999

		$0.63803	$0.15194	$0.48609

Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Series B, Series C, or Series E Auction Preferred Shares were $5,712,471 for the fiscal year ended December 31, 2016.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2016 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2016 were $96,963,005.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2016, the Fund paid to common, 5.875% Series A, 6.000% Series D, and 5.250% Series G Cumulative Preferred shareholders ordinary income dividends of $0.31440, $0.34976, $0.35720, and $0.15194 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $116.75, $116.94, and $176.96 per share, respectively. For the year ended December 31, 2016, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, 0.25% of the ordinary income distribution was qualified interest income, and 100% of ordinary income distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2016 derived from U.S. Treasury securities was 0.58%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Treasury securities held as of December 31, 2016 was 6.31%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2016

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)	Adjustment to Cost Basis(d)
Common Shares
2016	$0.30600	$0.00840	$1.00560	—	$1.32000	—
2015	0.30852	0.02780	0.62160	$0.28208	1.24000	$0.28208
2014(e)	0.38937	0.06471	1.90232	0.02360	2.38000	0.02360
2013	0.31020	0.00550	0.71430	—	1.03000	—
2012	0.37632	0.30588	—	0.27780	0.96000	0.27780
2011	0.26832	0.13452	—	0.49716	0.90000	0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
2009	0.20460	—	—	0.78540	0.99000	0.78540
2008	0.27910	—	0.00250	0.99840	1.28000	0.99840
2007	0.50910	0.23480	0.91610	—	1.66000	—
5.875% Series A Cumulative Preferred Shares
2016	$0.34045	$0.00930	$1.11900	—	$1.46875	—
2015	0.47310	0.04264	0.95301	—	1.46875	—
2014	0.24271	0.04031	1.18573	—	1.46875	—
2013	0.44235	0.00795	1.01845	—	1.46875	—
2012	0.81025	0.65850	—	—	1.46875	—
2011	0.97821	0.49054	—	—	1.46875	—
2010	1.46875	—	—	—	1.46875	—
2009	1.46875	—	—	—	1.46875	—
2008	1.46583	—	0.00292	—	1.46875	—
2007	0.45059	0.20776	0.81040	—	1.46875	—
6.000% Series D Cumulative Preferred Shares
2016	$0.34768	$0.00952	$1.14280	—	$1.50000	—
2015	0.48316	0.04356	0.97328	—	1.50000	—
2014	0.24788	0.04116	1.21096	—	1.50000	—
2013	0.45176	0.00812	1.04012	—	1.50000	—
2012	0.82760	0.67240	—	—	1.50000	—
2011	0.99920	0.50080	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.49700	—	0.00300	—	1.50000	—
2007	0.46020	0.21220	0.82760	—	1.50000	—
5.250% Series G Cumulative Preferred Shares
2016	$0.14789	$0.00404	$0.48609	—	$0.63802	—

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2016

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)
Auction Market/Rate Cumulative
Preferred Shares
2016 Class B Shares	$ 113.64000	$ 3.11000	$373.52000	—	$ 490.27000
2016 Class C Shares	113.83000	3.11000	374.13000	—	491.07000
2016 Class E Shares	172.25000	4.71000	566.16000	—	743.12000
2015 Class B Shares	135.24823	12.19058	272.44119	—	419.88000
2015 Class C Shares	135.44794	12.20858	272.84348	—	420.50000
2015 Class E Shares	216.66839	19.52938	436.45223	—	672.65000
2014 Class B Shares	67.75947	11.25488	331.03565	—	410.05000
2014 Class C Shares	69.08641	11.47528	337.51831	—	418.08000
2014 Class E Shares	109.54380	18.19527	535.17093	—	662.91000
2013 Class B Shares	125.97838	2.26456	290.04706	—	418.29000
2013 Class C Shares	126.00248	2.26499	290.10253	—	418.37000
2013 Class E Shares	206.03966	3.70373	474.37661	—	684.12000
2012 Class B Shares	221.40190	179.93810	—	—	401.34000
2012 Class C Shares	216.87831	176.26169	—	—	393.14000
2012 Class E Shares	299.97988	243.80012	—	—	543.78000
2011 Class B Shares	243.86841	122.29159	—	—	366.16000
2011 Class C Shares	243.76851	122.24149	—	—	366.01000
2011 Class E Shares	285.90068	143.36932	—	—	429.27000
2010 Class B Shares	381.65000	—	—	—	381.65000
2010 Class C Shares	381.65000	—	—	—	381.65000
2010 Class E Shares	444.84000	—	—	—	444.84000
2009 Class B Shares	388.12000	—	—	—	388.12000
2009 Class C Shares	388.02000	—	—	—	388.02000
2009 Class E Shares	451.10000	—	—	—	451.10000
2008 Class B Shares	944.35220	—	1.87780	—	946.23000
2008 Class C Shares	966.50741	—	1.92259	—	968.43000
2008 Class E Shares	1,044.21367	—	2.07633	—	1,046.29000
2007 Class B Shares	414.02782	190.66719	743.74499	—	1,348.44000
2007 Class C Shares	409.97064	188.64406	735.87530	—	1,334.49000
2007 Class E Shares	407.63287	187.65002	731.97711	—	1,327.26000

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in cost basis.

(e) Includes the spin-off of the Gabelli Global Small and Mid Cap Value Trust (GGZ). On June 23, 2014, the Fund distributed shares of GGZ valued at $12.00 per share. Common shareholders of GDV received one share of GGZ for every ten shares owned of GDV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

During the six months ended December 31, 2016, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund over one, three, and five year periods against a peer group of equity closed-end funds. The Independent Board Members noted the Fund’s second quartile relative performance for the one year period and third quartile for the three and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of equity closed-end value funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was larger than average within the peer group and that its expense ratios were slightly above average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Continued)

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI DIVIDEND & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Dividend & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello, CPA

Senior Partner,

Bright Side Consulting

Edward T. Tokar

Former Senior Managing Director,

Beacon Trust Company

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary &

Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GDV Q4/2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,817 for 2015 and $49,012 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,635 for 2015 and $4,751 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Salvatore M. Salibello, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – June 1, 2016

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the

Revised – June 1, 2016

INTERNAL USE ONLY

Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Revised – June 1, 2016

INTERNAL USE ONLY

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

Revised – June 1, 2016

INTERNAL USE ONLY

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

Revised – June 1, 2016

INTERNAL USE ONLY

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised – June 1, 2016

INTERNAL USE ONLY

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Revised – June 1, 2016

INTERNAL USE ONLY

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

Revised – June 1, 2016

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●	Amount of stock currently authorized but not yet issued or reserved for stock option plans
●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised – June 1, 2016

INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised – June 1, 2016

INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, Ms. Barbara G. Marcin, CFA, Mr. Robert D. Leininger, CFA, Mr. Kevin V. Dreyer, Mr. Jeffrey J. Jonas, CFA and Mr. Christopher J. Marangi, serve as Portfolio Managers of the Gabelli Dividend & Income Trust.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Executive Chairman of Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Barbara Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/ GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Robert Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2016. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	20.1B	6	5.1B
	Other Pooled Investment Vehicles:	29	1.2B	18	1.1B
	Other Accounts:	1,559	15.2B	13	1.3B

2. Barbara G. Marcin	Registered Investment Companies:	3	890.5M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	27	95.1M	0	0

3. Robert D. Leininger	Registered Investment Companies:	2	1.7B	1	1.7B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	75	290.0M	1	50.8M

4. Kevin V. Dreyer	Registered Investment Companies:	6	4.8B	1	1.7B
	Other Pooled Investment Vehicles:	1	127.5M	0	0
	Other Accounts:	327	1.3B	1	50.8M

5. Jeffrey J. Jonas	Registered Investment Companies:	3	3.0B	0	0
	Other Pooled Investment Vehicles:	2	133.4M	1	5.9M
	Other Accounts:	62	109.8M	0	0

6. Christopher J. Marangi	Registered Investment Companies:	7	5.2B	2	1.9B
	Other Pooled Investment Vehicles:	1	127.5M	0	0
	Other Accounts:	335	1.3B	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Barbara G. Marcin, Robert D. Leininger, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi each owned over $1,000,000, $0, $100,001-$500,000, $10,001-$50,000, $50,001- $100,000 and $1-$10,000, respectively, of shares of the Trust as of December 31, 2016.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/16 through 07/31/16	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A –3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #2 08/01/16 through 08/31/16	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A –3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #3 09/01/16 through 09/30/16	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A –3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #4 10/01/16 through 10/31/16	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A –3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000

Month #5 11/01/16 through 11/30/16	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A –3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Month #6 12/01/16 through 12/31/16	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – 82,432,426 Preferred Series A –3,048,019 Preferred Series D – 2,542,296 Preferred Series G – 4,000,000
Total	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/09/2017

* Print the name and title of each signing officer under his or her signature.